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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby, consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-3 (File No.'s 333-90532 and 333-68088) and Form S-8 (File No.'s 333-68166, 333-54584, 333-54582).


                                              /s/ VIRCHOW, KRAUSE & COMPANY, LLP


Minneapolis, Minnesota
March 31, 2003